SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(A) of the Securities
                      Exchange Act of 1934 (Amendment No. ____)
Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]   Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                        Only (as determined by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENERGY CONVERSION DEVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)   Total fee paid:

--------------------------------------------------------------------------------

            [ ] Fee paid previously with preliminary materials.


            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

--------------------------------------------------------------------------------

            (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

            (3)   Filing Party:

--------------------------------------------------------------------------------

            (4)   Date Filed:

--------------------------------------------------------------------------------

                              [COMPANY LOGO]




                       ENERGY CONVERSION DEVICES, INC.

                             1675 West Maple Road
                             Troy, Michigan 48084

                                                      January 19, 2001

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Energy Conversion Devices, Inc., which will be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, February 22, 2001, at 10:00 a.m. (EST). If you plan to attend the meeting, we would appreciate your calling the Investor Relations department at
(248) 280-1900.

      Details of the business to be conducted at this meeting are given in the attached Notice of Meeting of Stockholders and Proxy Statement.

      You may vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the methods offered. If you are able to attend this meeting and wish to change your proxy vote, you may be able to do so by revoking your proxy and voting in person at the meeting.

      We look forward to seeing you at the meeting.

                                   Sincerely,


                                   /S/ Robert C. Stempel

                                   Robert C. Stempel
                                   Chairman of the Board



                            YOUR VOTE IS IMPORTANT

      In order to assure your representation at this meeting, you are requested to vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy as promptly as possible and returning it in the enclosed envelope. No postage need be affixed if mailed in the United States.

                       ENERGY CONVERSION DEVICES, INC.
                            ----------------------

                      NOTICE OF MEETING OF STOCKHOLDERS
                            ----------------------
                                                                Troy, Michigan
                                                              January 19, 2001

To the Stockholders of ENERGY CONVERSION DEVICES, INC.:

      NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") will be held at 10:00 a.m. (E.S.T.) on Thursday, February 22, 2001, at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan.
The purpose of the Meeting is to:

      1. Elect thirteen directors to hold office until the next Annual Meeting of Stockholders of the Company.

      2. Approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2001.

      3. Consider and vote upon the Company's 2000 Non-Qualified Stock Option Plan.

      4. Transact such other business as may properly come before the Meeting.

      Stockholders of record at the close of business on January 2, 2001 will be entitled to vote at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at our offices. Whether or not you plan to attend the Meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. If you attend the Meeting, you may vote in person by revoking your proxy and voting in person at the Meeting.

      The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2000 accompanies the enclosed Proxy Statement.


                                          By Order of the Board of Directors,


                                          /s/ Ghazaleh Koefod

                                          Ghazaleh Koefod
                                          Secretary

                                PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc. (the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, February 22, 2001, at 10:00 a.m. (E.S.T.) for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

      Voting Rights of Stockholders. Holders of record of the Company's Common Stock at the close of business on January 2, 2001, are entitled to vote at the Meeting. As of January 2, 2001, there were outstanding 18,848,069 shares of the Company's Common Stock, $.01 par value ("Common Stock"); 219,913 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock"); and 430,000 shares of the Company's Class B Common Stock, $.01 par value ("Class B Common Stock"). Each share of Common Stock is entitled to one vote per share, Class B Common Stock is entitled initially to one vote per share, and each share of Class A Common Stock is entitled to 25 votes per share. The three classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock, Class A Common Stock or Class B Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock, the majority of the outstanding shares of Class A Common Stock and the majority of the outstanding shares of Class B Common Stock, voting as separate classes, is required. Section 242 of the Delaware General Corporation Law provides that "the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment [to the corporation's certificate of incorporation], whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely."

       Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky, executive officers, directors and founders of the Company, are record owners of 153,420 and 65,601 shares (or approximately 69.8 percent and 29.8 percent), respectively, of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 14,984 shares of Common Stock. In addition, as of January 2, 2001, Mr. Ovshinsky had the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, Texaco Inc. ("Texaco") has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, Texaco will vote its 3,868,033 shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock).

      Robert C. Stempel, Chairman and Executive Director of the Company, is entitled to all voting rights with respect to 430,000 shares, or 100 percent, of the outstanding shares of Class B Common Stock awarded to Mr. Stempel on January 15, 1999, under a Restricted Stock Agreement. Mr. Stempel also owns of record 61,404 shares of Common Stock.

      Record Date. Stockholders of record as of the close of business on January 2, 2001, will be entitled to vote at the Meeting.

      Quorum. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock, Class A Common Stock and Class B Common Stock as of the close of business on the record date. If a stockholder withholds his or her vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that he or she does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

      Required Vote. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

      The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent accountants. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

      The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the Company's 2000 Non-Qualified Stock Option Plan. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

      The directors and officers of the Company have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders. Such persons together hold approximately
24.96 percent of the combined voting power of the outstanding Common Stock, Class A Common Stock and Class B Common Stock.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, Texaco has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, Texaco will vote its 3,868,033 shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock).

      Voting of Proxies. All shares represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on January 2, 2001, will be voted at the Meeting. Unless a stockholder specifies otherwise, all proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

      Revocation of Proxies. A stockholder who executes a proxy may revoke it by written notice received by the Company at any time before it is voted. Proxies may also be revoked by any subsequently dated proxy card or by the stockholder attending the Meeting and voting in person.

      Other Information. The Company's executive offices are located at 1675 West Maple Road, Troy, Michigan 48084. This Proxy Statement and the accompanying proxy card are being sent to the Company's stockholders on or about January 19, 2001.


                                  ITEM NO. 1

                             ELECTION OF DIRECTORS

      At the Meeting, the directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Pursuant to the provisions of the Company's by-laws, the Board of Directors has, by resolution, set the number of directors comprising the full Board at thirteen. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

      Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth on the following pages.

                             --------------------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL THIRTEEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.


                            Director
                             of the
                            Company                                          Principal Occupation and
        Name                 Since         Office                                Business Experience
        ----               --------        ------                             ------------------------

Stanford R. Ovshinsky        1960      President, Chief         Mr.Ovshinsky, 78, the founder, Chief Executive
                                       Executive Officer        Officer and President of ECD, has been an executive
                                       and Director             officer and director of ECD since its inception in
                                                                1960.  Mr. Ovshinsky is the primary inventor of ECD's
                                                                technologies.  He also serves as the chief executive
                                                                officer and a director of Ovonic Battery Company, Inc.
                                                                (Ovonic Battery); chief executive officer and chairman
                                                                of United Solar Systems Corp. (United Solar); a
                                                                member of the Management Committees and president
                                                                of Texaco Ovonic Fuel Cell Company LLC and Texaco
                                                                Ovonic Hydrogen Systems LLC; a member of the
                                                                Management Committee of Bekaert ECD Solar
                                                                Systems LLC; chairman and director of Ovonyx, Inc.
                                                                (Ovonyx); a member of the Alliance Board of Ovonic
                                                                Media, LLC; and co-chairman of the board of directors
                                                                of Sovlux Co. Ltd. (Sovlux).  Mr. Ovshinsky is the
                                                                husband of Dr. Iris M. Ovshinsky.

Iris M. Ovshinsky            1960      Vice President           Dr. Ovshinsky, 73, co-founder and Vice President of
                                       and Director             ECD, has been an executive officer and director of ECD
                                                                since its inception in 1960.  Dr. Ovshinsky also serves
                                                                as a director of Ovonic Battery.  Dr. Ovshinsky is the
                                                                wife of Stanford R. Ovshinsky.

Robert C. Stempel            1995      Chairman of the          Mr. Stempel, 67, is Chairman of the Board and
                                       Board and                Executive Director of ECD.  Prior to his election as a
                                       Executive                director in December 1995, Mr. Stempel served as
                                       Director                 senior business and technical advisor to Mr. Ovshinsky.
                                                                He is also the chairman of Ovonic Battery; a director of
                                                                United Solar and Ovonyx; a member of the Management
                                                                Committees of Texaco Ovonic Fuel Cell Company LLC, Texaco
                                                                Ovonic Hydrogen Systems LLC, and Bekaert ECD Solar Systems
                                                                LLC; and a member of the Alliance Board of Ovonic Media,
                                                                LLC. From 1990 until his retirement in 1992, he was the
                                                                chairman and chief executive officer of General Motors
                                                                Corporation; prior to serving as chairman, he was GM's
                                                                president since 1987. Mr. Stempel serves on the Audit
                                                                Committee of the ECD Board. He is a director of Southwall
                                                                Technologies, Inc.



                                     -4-





Nancy M. Bacon               1977      Senior Vice              Mrs. Bacon, 54, Senior Vice President, joined ECD in
                                       President and            1976 as its Vice President of Finance and Treasurer.
                                       Director                 Mrs. Bacon also serves as a director of Sovlux and
                                                                United Solar and is a member of the Management Committee of
                                                                Bekaert ECD Solar Systems.

Umberto Colombo              1995      Director                 Professor Colombo, 73, is Chairman of the Scientific
                                                                Councils of the ENI Enrico Mattei Foundation and of the
                                                                Instituto Per l'Ambiente in Italy.  He was chairman of the
                                                                Italian National Agency for New Technology, Energy
                                                                and the Environment until 1993 and then served as
                                                                Minister of Universities and Scientific and Technological
                                                                Research in the Italian Government until 1994.
                                                                Professor Colombo is a member of the board of
                                                                directors of several Italian-based public companies.  He
                                                                is also active as a consultant in international science
                                                                and technology policy institutions related to economic
                                                                growth.

Subhash K. Dhar              1999      Director                 Mr. Dhar, 49, President and Chief Operating Officer of
                                                                Ovonic Battery, joined ECD in 1981 and has held
                                                                various positions with Ovonic Battery since its inception
                                                                in October 1982.  He also serves as a director of
                                                                Ovonic Battery.

Hellmut Fritzsche            1969      Vice President           Dr. Fritzsche, 73, was a professor of Physics at the
                                       and Director             University of Chicago from 1957 until his retirement in
                                                                1996.  He was chairman of the Department of Physics
                                                                at the University of Chicago until 1986.  Dr.  Fritzsche
                                                                has been a vice president of ECD since 1965, acting on
                                                                a part-time basis, chiefly in ECD's research and product
                                                                development activities.  He serves on the board of
                                                                directors of United Solar.

Tyler Lowrey                 1999      Director                 Mr. Lowrey, 47, President and Chief Executive Officer
                                                                of Ovonyx, held a variety of positions with Micron
                                                                Technology Inc. from 1984-1997, including Vice
                                                                Chairman, Chief Technology Officer, Chief Operating
                                                                Officer and Vice President, R&D.  Mr. Lowrey was
                                                                responsible for DRAM, SRAM, Flash and RFID product
                                                                development as well as heading up all manufacturing
                                                                operations, DRAM design, QA and R&D Process Fab
                                                                at Micron.  He also serves as a director of Ovonyx.



                                     -5-





Walter J. McCarthy, Jr.      1995      Director                 Mr. McCarthy, 75, until his retirement in 1990, was the
                                                                chairman and chief executive officer of Detroit Edison
                                                                Company.  He has served as a consultant to ECD since
                                                                1990.  Until 1995, Mr. McCarthy also served on the
                                                                boards of Comerica Bank, Detroit Edison Company and
                                                                Federal-Mogul Corporation. He is a member of the
                                                                National Academy of Engineering.  Mr. McCarthy
                                                                serves as chairman of the Compensation Committee
                                                                and is on the Audit Committee of the ECD board.

Florence I. Metz             1995      Director                 Dr. Metz, 71, until her retirement in 1996, held various
                                                                executive positions with Inland Steel: General Manager,
                                                                New Ventures, Inland Steel Company (1989-1991);
                                                                General Manager, New Ventures, Inland Steel
                                                                Industries (1991-1992) and Advanced Graphite
                                                                Technologies (1992-1993); Program Manager for
                                                                Business and Strategic Planning at Inland Steel (1993-
                                                                1996).  Dr. Metz also serves on the Board of Directors
                                                                of Ovonic Battery and is on the Compensation
                                                                Committee of the ECD board.

James R. Metzger             2000      Director                 Mr. Metzger, 53, is Vice President and Chief
                                                                Technology Officer at Texaco Inc. and has held various
                                                                positions since joining Texaco in 1969.  Mr. Metzger's
                                                                responsibilities at Texaco include Corporate Planning
                                                                and Economics, Safety, Health and Environment,
                                                                Corporate Services and Purchasing.  He is a member
                                                                of the Diversity Council, chairs the Corporate
                                                                Technology Council and serves on Texaco's Executive
                                                                Council, the company's senior leadership team.  He is
                                                                a member of the boards of Alto Technology, Magic
                                                                Earth and White Plains Hospital Corp., and a trustee of
                                                                Mercy College.  Mr. Metzger was appointed to ECD's
                                                                Board of Directors on July 27, 2000.

Stanley K. Stynes            1977      Director                 Dr. Stynes, 68, was Dean, College of Engineering at
                                                                Wayne State University from 1970 to August 1985, and
                                                                a professor of engineering at Wayne State University
                                                                from 1985 until his retirement in 1992.  He has been
                                                                involved in various administrative, teaching, research
                                                                and related activities. Dr. Stynes serves as chairman of
                                                                the Audit Committee of the ECD board.



                                     -6-





William M. Wicker            2000      Director                 Mr. Wicker, 51, is Senior Vice President at Texaco Inc.
                                                                Prior to joining Texaco in 1997, Mr.  Wicker was a
                                                                Managing Director at Credit Suisse First Boston, which
                                                                he joined in 1989.  Mr. Wicker's responsibilities at
                                                                Texaco include Texaco Power and Gasification, Texaco
                                                                Natural Gas, Texaco Pipeline International and Texaco
                                                                Energy Systems.  He serves on Texaco's Executive
                                                                Council, the company's senior leadership team.  Mr.
                                                                Wicker was appointed to ECD's board of directors on
                                                                July 27, 2000.




        MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      The Audit Committee of the Board of Directors (the "Audit Committee") met four times during the fiscal year ended June 30, 2000, and was composed of Dr. Stanley K. Stynes (Chairman), Mr. Walter J. McCarthy, Jr. and Mr. Robert C. Stempel. The principal duties of the Audit Committee are set forth in the Audit Committee Charter beginning on page 26 of the Proxy Statement.

      The Compensation Committee of the Board of Directors (the "Compensation Committee") met once during the fiscal year ended June 30, 2000 and was composed of Mr. Walter J. McCarthy, Jr. (Chairman) and Dr. Florence I. Metz. The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets during the year to review recommendations from management regarding stock options and compensation.

      The Company does not have a standing nominating committee.

      During the fiscal year ended June 30, 2000, the Board of Directors held five meetings. All the directors attended more than 75 percent of the meetings of the Board and the committees on which such directors served, except for Mr. Joi Ito. Due to additional business commitments, Mr. Ito resigned from the Board of Directors on July 27, 2000.


                           COMPENSATION OF DIRECTORS

      Officers of the Company who serve on the Company's Board do not receive compensation for their services as a director. The other directors of the Company are issued approximately $5,000 per year in ECD Common Stock based on the closing price of the Common Stock on the first business day of each year and are paid $500 ($1,000 effective January 1, 2001) for attendance at each Board meeting and each Committee meeting (in person or via telephone conference call). They are also reimbursed for all expenses incurred for the purpose of attending board of directors and committee meetings, including airfare, mileage, parking, transportation and hotel. Messrs. Metzger and Wicker have waived any entitlement to compensation for serving as directors of the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended June 30, 2000, the Compensation Committee was composed of Mr. McCarthy and Dr. Metz. None of the Compensation Committee members are, or were during the past fiscal year, officers or employees of the Company or of any of its subsidiaries, nor had they any business relationship with the Company or any of its subsidiaries.


                                  ITEM NO. 2

            APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte & Touche") as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 2001 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Deloitte & Touche also performs audit services for certain of the Company's joint ventures and limited non-audit services for the Company.

      The Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for approval. The affirmative vote of a majority of the votes cast at the Meeting will be required to approve such appointment. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

      The Company has been advised by Deloitte & Touche that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.



      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS.

                                  ITEM NO. 3

          PROPOSAL TO ADOPT THE 2000 NON-QUALIFIED STOCK OPTION PLAN

      At the Meeting, the stockholders will be asked to consider and approve the Company's 2000 Non-Qualified Stock Option Plan (the "2000 Plan") which was adopted by the Board of Directors on October 26, 2000.

      In the judgment of the Board of Directors, the Company's 1976 Amended and Restated Stock Option Plan (the "1976 Plan"), the 1987 Stock Option and Incentive Plan (the "1987 Plan") and the 1995 Non-Qualified Stock Option Plan (the "1995 Plan") have been effective in the recruitment and retention of employees, directors, officers, consultants and advisors of the Company and its subsidiaries ("Optionees"). Grants of stock options under the 1976, 1987 and 1995 Plans have strengthened the identity of interest between the Optionees and the Company through the ownership of the Company's Common Stock and, thereby, provide them with additional incentive to cause the Company to grow and profit. The Board of Directors considers a competitive and effective stock option program to be a vital element in the Company's overall compensation/reward system, particularly in light of the fact that the Company does not have a retirement income plan other than a 401(k) Plan providing Company matching contributions. The Board of Directors further considers it advisable to allow for the granting of options to consultants, advisors, directors and others who contribute to the Company's success.

        The 1976 Plan and the 1987 Plan expired in November 1996 and December 1997, respectively. The approximately 212,000 shares available under the 1995 Plan for grants of options are insufficient to provide continuing meaningful incentives to Optionees through additional option grants. Accordingly, the Board of Directors considers it desirable to provide for additional Common Stock that may be subject to stock options and recommends the 2000 Plan for this purpose.

      The 2000 Plan provides for the allocation of a maximum of 3,000,000 shares of Common Stock which may be awarded on terms described generally below. The Board of Directors has authorized the reservation of 3,000,000 shares of Common Stock for issuance pursuant to the 2000 Plan. The affirmative vote of a majority of the votes cast, without regard to class, will be required to approve the 2000 Plan.

      The following is a summary of the 2000 Plan, which is qualified in its entirety by reference to the full text of the 2000 Plan, attached to this Proxy Statement as Exhibit A.

      Term. The 2000 Plan was adopted effective as of October 26, 2000, subject to stockholder approval at the Meeting. No option may be granted under the 2000 Plan after October 2010, and every grant of options issued under the 2000 Plan is required to provide for a fixed expiration date no later than 10 years after the date on which the option is granted.

      Administration. The 2000 Plan is administered by the Compensation Committee, which has exclusive authority to make option grants under the 2000 Plan and all interpretations and determinations affecting the 2000 Plan.

      Participation. Participation in the 2000 Plan is available to employees, directors, officers, consultants and advisors of the Company and its subsidiaries and who are designated by the Compensation Committee to receive option grants. At the present time, it is estimated that approximately 400 people are eligible to participate in the 2000 Plan.

      Shares Available for Option Grants. 3,000,000 shares of Common Stock are available for issuance under the 2000 Plan, subject to adjustments as described below. The shares available for option grants will be authorized and unissued shares of Common Stock.

      Option Price. The 2000 Plan provides that the option price, pursuant to which Common Stock may be purchased, shall be the closing price as quoted on the Nasdaq National Market on the trading day immediately preceding the grant date. In the event that no such closing price exists due to no sale having taken place on such day, the option price shall be the average of the reported closing bid and asked price.

      Limitations on Exercise. Stock options granted under the 2000 Plan are exercisable following the first anniversary of the date of grant, at which time the right to purchase 40% of the total number of shares specified in the option grant shall accrue to the Optionee. After each of the second, third, and fourth anniversaries of the date of grant, the right to purchase an additional 20% of the total number of shares specified in the option shall accrue to the Optionee. Each right to purchase shares may be exercised, in whole or in part, anytime after such right accrues.

      Termination, Suspension, Modification or Amendment. The Compensation Committee may at any time terminate, suspend or modify the 2000 Plan, except that no action of the Compensation Committee may increase (other than as provided for below) the maximum number of shares permitted to be optioned under the 2000 Plan, reduce the minimum option price or extend the maximum period during which options may be exercised, unless such action of the Compensation Committee is approved or ratified by the stockholders of the Company. The Compensation Committee may provide for the modification of any outstanding option provided any such modification may not give the Optionee any right or benefit which could not be given the Optionee by the grant of a new option. No such modification may limit or impair an outstanding option without the consent of the Optionee.

      No Stock Option Repricing. Neither the Board nor the Compensation Committee shall reprice or adjust upward or downward the exercise price of any of the stock options, other than as provided below.

      Adjustments for Change in Stock. All shares available under the 2000 Plan are subject to adjustments for a merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or any other change affecting the number or kind of stock or other securities into which the Common Stock under the 2000 Plan may be changed or for which it may be exchanged.

      Federal Income Tax Consequences. The rules governing the tax treatment of stock options are complex and, in certain cases, subject to varying interpretation. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws. With respect to the 2000 Plan, generally, the Optionee will recognize no taxable income at the time of grant. Upon exercise, the Optionee will recognize ordinary income equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. A capital gain or loss will be recognized on any profit or loss realized on the sale or exchange of any Common Stock acquired upon the exercise of the option which is subsequently disposed of or sold. The Company will be entitled to a tax deduction in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company will not be entitled to any deduction upon the sale or other disposition of shares acquired upon the exercise of stock options granted under the 2000 Plan.

      Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with the exercise of non-qualified options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 2000 Plan will remain deductible by the Company without limitation under Code Section 162(m).



      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY'S 2000 NON-QUALIFIED STOCK OPTION PLAN.


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

                             CLASS A COMMON STOCK

      Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, Directors and founders of the Company), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock. Such shares are owned directly or indirectly through certain trusts of which Mr. and Dr. Ovshinsky are co-trustees. Each share of Common Stock is entitled to one vote per share; Class B Common Stock is entitled initially to one vote per share; and each share of Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 30, 2005. Under applicable Delaware law, the September 30, 2005 mandatory conversion date may be extended in the future from time to time with the approval of the Company's stockholders voting together as a single class.

      As of January 2, 2001, Mr. Ovshinsky also had the right to vote 126,500 Sanoh Shares which, together with the Class A Common Stock and 14,984 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control over shares representing approximately 23.07 percent of the combined voting power of the Company's outstanding stock.

      The following table sets forth, as of January 2, 2001, information concerning the beneficial ownership of Class A Common Stock by each director and all executive officers and directors of the Company as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.


                             Class A
       Name of            Common Stock         Total Number of Shares
  Beneficial Owner     Beneficially Owned(1)     (Beneficially Owned    Percentage of Class
  ----------------     ---------------------   ----------------------   -------------------

Stanford R. Ovshinsky        153,420                  153,420                  69.8%

Iris M. Ovshinsky             65,601                   65,601                  29.8%

All other executive
officers and directors as
a group (12 persons)            __                       __                     __

Total                        219,021                  219,021                  99.6%


------------

  (1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.4 percent, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.

  (2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock options for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are not included in the number of shares indicated.

                             CLASS B COMMON STOCK

      At the Company's Annual Meeting held on March 25, 1999, the Company's stockholders approved a proposal to increase the Company's authorized capital stock and to authorize 430,000 shares of a new Class B Common Stock. All of the authorized shares of Class B Common Stock were awarded to Mr. Robert C. Stempel pursuant to the terms of a Restricted Stock Agreement dated as of January 15, 1999 between the Company and Mr. Stempel.

      The terms of the Class B Common Stock are substantially similar to those of the Company's Class A Common Stock. The principal difference between the Class A Common Stock and the Class B Common Stock is with respect to voting rights. Each share of Class B Common Stock will initially entitle the holder to one vote on all matters to be voted upon by the Company's stockholders. However, each share of Class B Common Stock will become entitled to 25 votes as of the first date upon which all of the outstanding shares of Class A Common Stock have been converted into Common Stock and no shares of Class A Common Stock are outstanding. The preferential voting rights of the Class B Common Stock, if triggered, will expire on September 30, 2005.

      The Class B Common Stock will be convertible into Common Stock on a share-for-share basis at any time at the option of the holder. In addition, the Class B Common Stock will be deemed to be converted into Common Stock on September 30, 2005. The Company's amended Certificate of Incorporation provides that the foregoing September 30, 2005 mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, Texaco has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, Texaco will vote its 3,868,033 shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock).

                                 COMMON STOCK

      Directors and Executive Officers. The following table sets forth, as of January 2, 2001, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.


                             Amount and Nature of
Name of Beneficial Owner    Beneficial Ownership(1)       Percentage of Class(2)
------------------------    -----------------------       ----------------------

 Robert C. Stempel               1,070,404(3)                     5.39%

 Stanford R. Ovshinsky             863,524(4)                     4.41%

 Iris M. Ovshinsky                 470,086(5)                     2.43%

 Nancy M. Bacon                    175,215(6)                      *

 Subhash K. Dhar                    59,040(7)                      *

 Hellmut Fritzsche                  20,710(8)                      *

 Walter J. McCarthy, Jr.            13,187                         *

 Stanley K. Stynes                  12,068                         *

 Stephan Zumsteg                    10,000(9)                      *

 Florence I. Metz                    9,884(10)                     *

 Umberto Colombo                     8,151(11)                     *

 Tyler Lowrey                        8,000(12)                     *

 James R.  Metzger                     --

 William M.  Wicker                    --

 All executive officers
 and directors as a group        2,720,269                       12.78%
 (14 persons)

------------


 *   Less than 1%.

(1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

(2) Under the rules and regulations of the Securities and Exchange Commission, shares of common stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Includes 430,000 shares of Class B Common Stock and 579,000 shares represented by options exercisable within 60 days.

(4) Includes 573,864 shares (adjusted as of December 31, 2000) represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power, and 153,420 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

(5) Includes 399,241 shares (adjusted as of December 31, 2000) represented by options exercisable within 60 days, and 65,601 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.

(6)  Includes 150,200 shares represented by options exercisable within 60 days.

(7)  Includes 59,040 shares represented by options exercisable within 60 days.

(8)  Includes 8,980 shares represented by options exercisable within 60 days.

(9)  Includes 8,000 shares represented by options exercisable within 60 days.

(10) Includes 3,000 shares represented by options exercisable within 60 days.

(11) Includes 5,000 shares represented by options exercisable within 60 days.

(12) Includes 7,000 shares represented by options exercisable within 60 days.

      Principal Shareholders. The following table sets forth, as of January 2, 2001, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


    Name and Address of              Amount and Nature of
     Beneficial Holder               Beneficial Ownership    Percentage of Class
    -------------------              --------------------    -------------------

 TRMI Holdings Inc.                      3,868,033(1)              19.84%
 2000 Westchester Avenue
 White Plains, NY 10650

 Stanford R. and Iris M. Ovshinsky       1,333,610(2)               6.84%(3)(4)
 1675 West Maple Road
 Troy, Michigan 48084

Canon Inc.                               1,071,905(5)               5.69%
30-2 Shimomaruko, 3-chome ohta ku
Tokyo 146-8501 - Japan

Robert C. Stempel                       1,979,404(6)                5.39%(3)
1675 West Maple Road
Troy, Michigan 48084

------------

(1) Based upon information contained in Schedule 13-D/A filed with the Securities and Exchange Commission by Texaco and dated as of November 6, 2000. Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, Texaco has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, Texaco will vote its ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock).

(2) Includes 219,021 shares of Class A Common Stock owned by Mr. and Dr. Ovshinsky (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 30, 2005), 14,984 shares of Common Stock owned by Mr. and Dr. Ovshinsky, 126,500 shares of Sanoh Shares over which Mr. Ovshinsky has voting rights, and 973,105 (adjusted as of December 31, 2000) shares represented by options exercisable within 60 days.

(3) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(4) Represents the sum of Mr. and Dr. Ovshinsky's respective ownership interests calculated separately.

(5) Based upon information contained in Schedule 13-D filed with the Securities and Exchange Commission by Canon Inc. and dated April 21, 2000.

(6) Includes 430,000 shares of Class B Common Stock owned by Mr. Stempel (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 30, 2005), 61,404 shares of Common Stock, and 579,000 shares represented by options exercisable within 60 days.


                              EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:


                                                                        Served As An Executive
         Name            Age              Office                       Officer or Director Since
        ------          -----            --------                      -------------------------

Stanford R. Ovshinsky     78      President, Chief Executive Officer            1960(1)
                                  and Director

 Iris M. Ovshinsky        73      Vice President and Director                   1960(1)

 Robert C. Stempel        67      Executive Director and Chairman               1995
                                  of the Board

 Nancy M. Bacon           54      Senior Vice President and Director            1976

 Hellmut Fritzsche        73      Vice President and Director                   1969

 Subhash K. Dhar          49      President and Chief Operating                 1986
                                  Officer of Ovonic Battery and
                                  Director

 Stephan W. Zumsteg       54      Treasurer                                     1997


------------

 (1) The predecessor of ECD was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.

      See "Item No. 1, Election of Directors" for information relating to Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon, Subhash K. Dhar and Hellmut Fritzsche.

      Stephan W. Zumsteg joined the Company in March 1997 and was elected Treasurer in April 1997. Prior to joining the Company, Mr. Zumsteg was Chief Financial Officer of the Kirlin Company from July 1996 to February 1997 and Vice President-Finance & Administration and Chief Financial Officer of Lincoln Brass Works from July 1991 to June 1996.

                       COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 2000, all filing requirements were met on a timely basis.


                            EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by ECD during its last three fiscal years to its Chief Executive Officer and each of its other four most highly compensated executive officers for the fiscal year ended June 30, 2000.

                              SUMMARY COMPENSATION TABLE


                                   Annual                          Long Term
                                Compensation                      Compensation
                                                                                              All
                                                                Restricted    Options         Other
   Name and Principal         Fiscal                            Stock         (Number of      Compen-
        Position              Year(1)    Salary(2)   Bonus      Award         Shares)         sation(3)
   ------------------         -------    ---------   -----      -----------   ----------      ---------

 Stanford R. Ovshinsky,       2000       $303,908                                              $12,657
 President and Chief          1999       $294,929                                              $14,952
 Executive Officer            1998       $284,967                                              $14,652

 Robert C. Stempel,           2000       $270,004                    -             -           $ 5,035
 Executive Director           1999       $270,004               $4,591,540(4)   300,000        $ 6,111
                              1998       $270,005                    -             -           $ 3,159

 Iris M. Ovshinsky,           2000       $265,918                                              $12,657
 Vice President               1999       $257,941                                              $14,952
                              1998       $250,016                                              $13,569

 Nancy M. Bacon,              2000       $255,008                                              $ 6,538
 Senior Vice President        1999       $254,854                                              $ 7,104
                              1998       $235,019                                              $ 5,796


 Subhash K. Dhar, President   2000       $224,421                                              $ 5,829
 and Chief Operating Office   1999       $220,001                                              $ 6,157
 Ovonic Battery               1998       $211,545                                              $ 5,283

------------
                                     -18-

(1) ECD's fiscal year is July 1 to June 30. ECD's 2000 fiscal year ended June 30, 2000.

(2) Amounts shown include compensation deferred under ECD's 401 (k) Plan; they do not include taxable income resulting from exercise of stock options.

(3) "All Other Compensation" is comprised of (i) contributions made by ECD to the accounts of each of the named executive officers under ECD's 401(k) Plan with respect to each of the calendar years ended December 31, 1999, 1998 and 1997, respectively, as follows: Mr. Ovshinsky $4,800 for each of 1999 and 1998 and $4,500 for 1997; Dr. Ovshinsky $4,800 for each of 1999 and 1998 and $4,500 for 1997; Mrs. Bacon $4,800 for each of 1999 and 1998 and $4,500 for 1997; Mr. Dhar $4,800 for each of 1999 and 1998 and $4,500 for 1997; (ii) the dollar value of any life insurance premiums paid by ECD in the calendar years ended December 31, 1999, 1998 and 1997, respectively, with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $7,857 for 1999 and $10,152 for each of 1998 and 1997; Mr. Stempel $5,035, $6,111, and $3,159;
     Dr. Ovshinsky $7,857, $10,152 and $9,069; Mrs. Bacon 1,738, $2,304 and
     $1,296; Mr. Dhar $1,029, $1,357 and $783. Under the 401(k) Plan, which is a qualified defined-contribution plan, ECD makes matching contributions periodically on behalf of the participants in the amount of 50% of each such participant's contributions. These matching contributions were limited to 3% of a participant's salary, up to $160,000 for the three calendar years reported.

(4) Represents the market value, less consideration paid consisting of the par value $.01, of 430,000 shares of Common Stock awarded to Mr. Stempel under a Restricted Stock Agreement dated January 15, 1999. Such shares of Common Stock were exchanged for an equal number of shares of Class B Common Stock upon the approval by ECD's stockholders, at the Annual Meeting held on March 25, 1999, of a proposal to amend ECD's Certificate of Incorporation to authorize 430,000 shares of a new Class B Common Stock. See "Class B Common Stock." All shares of Restricted Stock will be deemed to vest if Mr. Stempel is serving as a director and officer of ECD on September 30, 2005, or upon the occurrence of a change in control of ECD. Dividends will be paid on the Restricted Stock if and to the extent paid on ECD's Common Stock generally. So long as Mr. Stempel continues to serve as a director of ECD and irrespective of whether the shares are deemed vested, he will be entitled to exercise all voting rights with respect to the Restricted Stock, including all preferential voting rights to which the Class B Common Stock may become entitled after the conversion of the Class A Common Stock. The value of Mr. Stempel's Restricted Stock at the close of ECD's fiscal year was $10,911,250.


                       OPTION GRANTS IN LAST FISCAL YEAR

      The named executive officers did not receive any option grants during the fiscal year ended June 30, 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

      The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 2000, and the number and value of unexercised options held by the named executive officers at fiscal year end.


                             Shares
                            Acquired                   Number of Securities           Value of Unexercised
                               on         Value       Underlying Unexercised          in-the-Money Options
                            Exercise    Realized     Options at Fiscal Year End          Fiscal Year End
         Name                 (#)         ($)         Exercisable/Unexercisable      Exercisable/Unexercisable
        ------              --------    --------     --------------------------      -------------------------

 Stanford R. Ovshinsky(1)    62,100    $765,750(2)          599,087 / 0                   $7,797,551 / $0

 Iris M. Ovshinsky(3)        35,000    $420,437(4)          390,790 / 0                   $5,077,892 / $0

 Robert C. Stempel(5)        34,000    $496,400(6)          604,000 / 0                   $7,547,600 / $0

 Nancy M. Bacon(7)           23,000    $258,562(8)          162,200 / 0                   $1,984,950 / $0

 Subhash K. Dhar(9)           6,888    $100,885(10)          62,040 / 0                     $535,095 / $0

-------------

 (1) Mr. Ovshinsky's exercisable options are exercisable at a weighted average price of $13.36 per share.

 (2) Of the $765,750 value realized, approximately $265,000 was used to cover withholding taxes and other expenses associated with the exercise.

 (3) Dr. Ovshinsky's exercisable options are exercisable at a weighted average price of $12.38 per share.

 (4) Of the $420,437 value realized, approximately $148,000 was used to cover withholding taxes and other expenses associated with the exercise and $41,125 was used to purchase 3,500 shares of ECD Common Stock.

 (5) Mr. Stempel's exercisable options are exercisable at a weighted average price of $12.88 per share.

 (6) Of the $496,400 value realized, approximately $174,000 was used to cover withholding taxes and other expenses associated with the exercise and $102,700 was used to purchase 10,000 shares of ECD Common Stock.

 (7) Mrs. Bacon's exercisable options are exercisable at a weighted average price of $13.14 per share.

 (8) Of the $258,562 value realized, approximately $92,000 was used to cover withholding taxes and other expenses associated with the exercise.

 (9) Mr. Dhar's exercisable options are exercisable at a weighted average price of $16.75 per share.

 (10) Of the $100,885 value realized, approximately $38,000 was used to cover withholding taxes and other expenses associated with the exercise.

                             EMPLOYMENT AGREEMENTS

      On September 2, 1993, Stanford R. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement was six years. In February 1999, the Board of Directors of ECD and Ovonic Battery renewed each of Mr. Ovshinsky's employment agreements for an additional term ending September 30, 2005. Mr. Ovshinsky's employment agreement with ECD provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases as determined by the Board of Directors of ECD, and an annual bonus equal to 1% of the net income from operations of ECD (excluding Ovonic Battery) or Ovonic Battery. Mr. Ovshinsky's annual salary increases over the last three fiscal years have been determined based upon increases in the cost of living as determined by the Compensation Committee using as a guide the percentage increase in the Consumer Price Index for the Detroit-Metropolitan area published by the Bureau of Labor Statistics.

      Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from ECD providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by ECD following a change in control of ECD. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of ECD's assets, (ii) the approval by ECD's stockholders of any plan or proposal of liquidation or dissolution of ECD, (iii) the consummation of any consolidation or merger of ECD in which ECD is not the surviving or continuing corporation, (iv) the acquisition by any person of 30 percent or more of the combined voting power of the then-outstanding securities having the right to vote for the election of directors, (v) changes in the constitution of the majority of the Board of Directors, (vi) the holders of the Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in ECD's charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Iris M. Ovshinsky.

      Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6 percent of Ovonic Battery's outstanding Common Stock. The Ovonic Battery stock options vest on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, subject to Mr. Ovshinsky's continued performance of his obligations to Ovonic Battery under his employment agreement.

      In February 1998, the Compensation Committee of the Board of Directors recommended, and the Board of Directors approved, an Employment Agreement between ECD and Dr. Iris M. Ovshinsky. The purpose of the Employment Agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The Employment Agreement also provides for ECD to have the benefits of Dr. Ovshinsky's services as a consultant to ECD following the termination of her active employment for consulting fees equal to 50 percent of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky shall have the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

      The initial term of Dr. Ovshinsky's employment period was until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or ECD upon 120 days notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases, as determined by the Board of Directors of ECD.

      On January 15, 1999, ECD entered into an Executive Employment Agreement (Executive Employment Agreement) with Mr. Stempel. The Executive Employment Agreement provided that Mr. Stempel will serve as the Executive Director of ECD for a term ending September 30, 2005. On October 26, 2000, the Board of Directors approved an amendment to the Executive Employment Agreement extending its term until September 30, 2010. During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined by the Board of Directors from time to time. The Executive Employment Agreement also provides for discretionary bonuses to be determined by the Board of Directors based on Mr. Stempel's individual performance and the financial performance of ECD. The Executive Employment Agreement also requires ECD to provide Mr. Stempel with non-wage benefits of the types provided generally by ECD to its senior executive officers, including insurance, pension and profit sharing, stock options, automobile use or allowance and organizational membership fees.

      The Executive Employment Agreement permits Mr. Stempel to retire as an officer and employee of ECD and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of Mr. Stempel, materially impairs his ability to perform his regular duties as an officer of ECD. The Executive Employment Agreement permits ECD to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain non- competition and confidentiality covenants contained in the Executive Employment Agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as an officer and employee of ECD (other than as a result of his death or mental or physical disability).

      Mr. Stempel's entitlement to compensation and benefits under the Executive Employment Agreement will generally cease effective upon the date of the termination of his employment, except that ECD will be required to continue to provide Mr. Stempel and his spouse with medical, disability and life insurance coverage for the remainder of their lives or until the date they secure comparable coverage provided by another employer.

                         COMPENSATION COMMITTEE REPORT

 Compensation Committee.

      The Compensation Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz. Neither of the Compensation Committee members are, or were during the last fiscal year, officers or employees of ECD or any of its subsidiaries, or had any business relationship with ECD or any of its subsidiaries.

      The Compensation Committee is responsible for administering the policies which govern both the annual compensation of executive officers and ECD's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to ECD. ECD does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.

 Compensation of Executive Officers.

      The Compensation Committee considers ECD's financial position and other factors in determining the compensation of its executive officers. These factors include remaining competitive within the relevant hiring market -- whether scientific, managerial or otherwise -- so as to enable ECD to attract and retain high-quality employees and, where appropriate, linking a component of compensation to the performance of ECD's Common Stock -- such as by a granting of stock option or similar equity-based compensation -- to instill ownership thinking and align the objectives of employees and the stockholders. ECD has been successful at recruiting and retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

      During ECD's last fiscal year, the Compensation Committee determined that ECD had achieved several important scientific and business milestones. The Compensation Committee also concluded that the achievement of these milestones had not yet been fully reflected in ECD's financial results. In light of ECD's general policy of conserving available cash flow where possible to advance its business objectives, the Compensation Committee determined that, for the fiscal year ended June 30, 2000, it was not advisable to materially raise executive base salaries or grant bonuses, stock options or other compensation to ECD's executive officers.

 Chief Executive Officer Compensation.

      In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $250,000 by ECD and by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 2000 was determined in accordance with his Employment Agreements with ECD and Ovonic Battery. Based on the factors described above with respect to the compensation of ECD's executive officers, the Compensation Committee determined that it was not advisable to pay a discretionary bonus to ECD's Chief Executive Officer for fiscal year 2000.

                                              Walter J. McCarthy, Jr., Chairman
                                              Florence I. Metz

                               PERFORMANCE GRAPH

      The line graph below compares the cumulative total stockholder return on ECD's Common Stock over a five-year period with the return on the NASDAQ Stock Market - U.S. Index and the Chase H & Q Technology Index.


                                                       Cumulative Total Return
                                        ----------------------------------------------------
                                        6/95    6/96     6/97      6/98      6/99       6/00
                                        ----    ----     ----      ----      ----       ----
ENERGY CONVERSION DEVICES, INC.         100    140.00     78.46     59.62     61.16    156.15
NASDAQ STOCK MARKET (U.S.)              100    128.39    156.15    205.58    296.02    437.30
CHASE H & Q TECHNOLOGY                  100    116.87    152.63    193.34    312.92    548.97




      The total return with respect to NASDAQ Stock Market - U.S. Index and the Chase H & Q Technology Index assumes that $100 was invested on June 30, 1995, including reinvestment of dividends.

      ECD has not paid any cash dividends in the past and does not expect to pay any in the foreseeable future.

      The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

                            AUDIT COMMITTEE REPORT

      In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2000, the Audit Committee met four times with management and the independent auditors and discussed the interim financial information contained in each quarterly earnings announcement prior to public release.

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

      The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

      The Audit Committee reviewed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended June 30, 2000. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

      Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

                                              Stanley K. Stynes, Chairman
                                              Walter J. McCarthy Jr.
                                              Robert C. Stempel

                            AUDIT COMMITTEE CHARTER

      Purpose. The Audit Committee ("Committee") is established as an independent committee of the Board of Directors ("Board"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls which management has established and the audit process. The Committee's primary duties and responsibilities are to:

   o Serve as an independent party to monitor the Company's financial reporting process and internal control system.

   o Review and appraise the audit efforts of the Company's independent accountants.

   o Provide an open means of communication between the independent accountants, financial and senior management, and the Board.

   o Oversee that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

      Consistent with these functions, the Committee should encourage continuous improvement of, and should monitor adherence to, the Company's policies, procedures and practices at all levels.

      Composition. The Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent of the management of the Company and are free of any relationships that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management sophistication.

      The Board shall appoint the members of the Committee and the Committee's Chair. The term of membership shall be at the discretion of the Board.

      Authority. The Committee's direct reporting responsibility shall be to the Board.

      The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

      Meetings. The Committee shall meet at least four times annually, or more frequently as circumstances require. As part of its job to foster open communications, the Committee should meet at least quarterly with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

      Responsibilities and duties. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. To fulfill its responsibilities and duties, the Committee shall:

 Board of Directors

   o Submit the minutes of all meetings of the Committee to the Board and discuss Committee actions and recommendations as deemed appropriate.

   o Review and update this Charter periodically, at least annually, to allow the Committee to operate effectively and respond to the Company's changing needs.

   o Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

 Financial Reporting Process

   o In consultation with the independent accountants, review the integrity of the Company's financial reporting process, both internal and external, including the review of audit findings and any significant suggestions for improvements provided to management by the independent accountants.

   o Review with financial management and the independent accountants the 10Q prior to its filing or prior to the release of operating results.

   o Following completion of the annual audit, review separately with each of management and the independent accountants:

      (a) The Company's annual financial statements and related footnotes.
      (b) The independent accountant's audit of the financial statements and their report thereon.
      (c) Any significant changes required in the independent accountant's audit plan.
      (d) Any serious difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.
      (e) Qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted.
      (f) Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

   o Inquire of the existence and substance of any significant accounting accruals, reserves, or other estimates made by management having a material impact on the financial statements.

   o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

   o Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

 Process Improvement

   o Consider and review with the independent accountants and financial and accounting personnel:

      (a) The adequacy and effectiveness of the accounting and financial controls of the Company, including computerized information system controls and security.
      (b) Any significant findings and recommendations of the independent accountants for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable, together with management's responses.

 Independent Accountants

   o Instruct the independent accountants that the Board, as the shareholders' representative, is their client and provide an opportunity for the independent accountants to be available to the Board as appropriate.

   o Review the performance quality of the independent accountants and make recommendations to the Board regarding the appointment or the termination of the independent accountants selected to audit the financial statements of the Company and its subsidiaries.

   o Consider with management and the independent accountants the rationale for employing audit firms other than the principal independent accountants.

   o Review requests for any significant management consulting engagement to be performed by the independent accountants and be advised of other studies undertaken at the request of management that are beyond the scope of the audit engagement letter and the related costs.

   o Consider and review with the independent accountants and the financial management of the Company:

      (a) The scope of the proposed audit for the current year, the audit procedures to be utilized and the cost of the audit.
      (b) The coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.
      (c) The results of the audit, including any comments or recommendations of the independent accountants.

   o Review and monitor the maintenance of the independent accountants' independence through discussion with and written disclosure from the independent accountants of:

      (a) All relationships between the independent accountants and the Company that may reasonably be thought to bear on independence.
      (b) The independent accountants' professional judgement that they are independent of the Company within the meaning of the Securities Act.

 Legal Compliance

   o Review with the General Counsel any legal matters that could have a significant impact on the Company's financial statements.

   o Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to government organizations and the public, satisfy legal requirements.

   o  Issue a report for the proxy statement indicating that the Committee:

      (a) Reviewed and discussed the Company's audited financial statements with management and the independent auditors.
      (b) Discussed the matters outlined in SAS No. 61, Communication with Audit Committees, with the independent auditors.
      (c) Discussed independence issues with the auditors and received the communications required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. This standard directs auditors to (1) disclose in an annual letter to the Committee all relationships between the auditing firm and the Company that "in the auditor's professional judgement may reasonably be thought to bear on independence," and (2) include a confirmation of the auditor's independence in the letter.
      (d) The report will state whether, based on the reviews and discussions described above, anything came to the attention of the Committee members that caused them to believe the Company's audited financial statements included in Form 10-K "contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading."
      (e) Names of the Committee members will be printed in the proxy statement beneath the Committee's report (no signatures required).


                 AUDIT COMMITTEE INDEPENDENCE AND COMPOSITION

      In December 1999, new requirements for audit committees were adopted by the National Association of Securities Dealers (the parent of NASDAQ), the Securities and Exchange Commission and the Auditing Standards Board of the American Institute of Certified Public Accountants.

      In addition to requiring an annual Audit Committee Report and Audit Charter approved by the Company's Board of Directors, as presented above, audit committees are required to have (i) members who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, (ii) at least one member possessing accounting or related financial management expertise, and (iii) at least three directors who are independent of the Company and its management.

      While the Company's Audit Committee, as presently constituted, meets the requirements set forth in (i) and (ii) above and has at least three directors, Mr. Stempel's membership on the Audit Committee will not satisfy the "independence" requirement due to Mr. Stempel's employment by the Company.

      The Company is required to meet the new audit committee requirements by June 14, 2001 and expects that the Board of Directors, at its next meeting following the Annual Meeting of the Stockholders, will appoint to the Audit Committee a director who will satisfy the NASDAQ audit committee requirements in replacement of Mr. Stempel.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by ECD as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $142,508 in salary during the year ended June 30, 2000.

      HKO Media, Inc., owned by Harvey Ovshinsky, Stanford R. Ovshinsky's son, performed video production services on behalf of ECD. HKO Media was paid $69,507 by ECD for its services during the fiscal year ended June 30, 2000.

      Mr. Stempel became a director of Southwall Technologies, Inc. in April 2000. In February 1999, Southwall awarded a contract to ECD for approximately $2 million to build large-area microwave deposition equipment. The completed equipment was shipped to Southwall in July 2000.


                            ADDITIONAL INFORMATION

      Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $7,000 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

      Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

      Stockholder Proposals for 2001 Annual Meeting. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held during February 2002, must be received by the Company no later than September 3, 2001 in order for those proposals to be included in the proxy materials for the meeting.

                                ---------------

      Stockholders are urged to send in their proxies without delay.



                                          By Order of the Board of Directors,

                                          /s/ Ghazaleh Koefod

                                          Ghazaleh Koefod
                                          Secretary


 January 19, 2001

                                                                 EXHIBIT A

                         ENERGY CONVERSION DEVICES, INC.
                      2000 NON-QUALIFIED STOCK OPTION PLAN


1.    Purpose

      The purpose of the Energy Conversion Devices, Inc. 2000 Non-Qualified Stock Option Plan (the "Plan") is to foster and promote the long-term financial success of Energy Conversion Devices, Inc., a Delaware corporation (the "Company"). The Plan provides for the award of stock options to the directors, officers, employees, consultants and advisors of the Company and its subsidiaries.

2.    Definitions

      For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1   "Board" means the Board of Directors of the Company.

2.2 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect as of the Effective Date, promulgated pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to the reporting requirements of the Exchange Act, provided that, without limitation, such a change in control shall be deemed to have occurred if:

      (a) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets;

      (b) the stockholders of the Company approve any plan or proposal of liquidation or dissolution of the Company;

      (c) there shall be consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least a 67% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger;

      (d) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) shall become, after the Effective Date, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then-outstanding voting securities ordinarily having the right to vote for the election of directors;

      (e) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Board" generally, and as of the Effective Date, the "Incumbent Board") shall cease for any reason to constitute a majority of the Board, provided that any person becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board;

      (f) a proceeding is instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding remains undismissed or unstayed and in effect for a period of 60 consecutive days or such court enters a decree or court granting the relief sought in such proceeding; or

      (g) the Company commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of or for any substantial part of its property, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing.

2.3   "Code" means the Internal Revenue Code of 1986, as amended.

2.4   "Committee" shall have the meaning provided in Section 3 of the Plan.

2.5 "Common Stock" means the common stock, $0.01 par value per share, of the Company.

2.6 "Continuous Service" means that the Participant's service with the Company or any Subsidiary whether as an employee, officer, director, advisor or consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary as an employee, officer, consultant, advisor or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an employee of the Company to a consultant of a Subsidiary or a director will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any approved leave of absence by that party, including sick leave, military leave or any other personal leave.

2.7 "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities which such Participant held or the tasks to which such Participant was assigned at the time the disability was incurred, and which is expected to persist for an indefinite duration exceeding one year.

2.8 "Effective Date" shall have the meaning provided in Section 19 of the Plan.

2.9   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.10 "Fair Market Value" means, as determined by the Committee, the closing price as quoted on the Nasdaq National Market on the trading day immediately preceding the date for which the determination is being made; or, in the event that no such closing price exists due to no sale having taken place on such day, the average of the reported closing bid and asked prices on such day; or, if the Common Stock of the Company is listed on a national securities exchange, the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day immediately preceding the date for which the determination is being made; or, if no such closing price exists due to no sale having taken place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading; or if the Common Stock is not quoted on such Nasdaq National Market nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices on the day immediately preceding the date for which the determination is being made in the over-the-counter market as reported by NASDAQ; or, if bid and asked prices for the Common Stock on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof; or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

2.11 "Participant" shall mean any employee, director or officer of, or advisor or consultant to, the Company or any Subsidiary to whom an award is granted under the Plan.

2.12  "Sale Event" means any (a) sale, lease, exchange or other transfer
      (in one transaction or a series of related transactions) of all or substantially all of the Company's assets, (b) sale, exchange or other transfer of all of the Company's outstanding capital stock to a third party or group of third parties acting in concert or (c) consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common

      Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least a 67% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger.

2.13 "Stock Option" means any option to purchase Common Stock granted pursuant to Section 6.

2.14 "Subsidiary" means a company, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or by a Subsidiary, whether or not such company now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

2.15 "Term of the Plan" means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Board in accordance with Section 16 and (ii) the day before the tenth anniversary of the Effective Date.

3.    Administration

      The Plan shall be administered by a committee of the Board (the "Committee") consisting solely of two or more members of the Board, each of whom shall qualify as a "Non-employee Director" within the meaning of Rule 16b-3 of the Exchange Act and also qualify as an "outside director" within the meaning of
Section 162(m) of the Code and regulations pursuant thereto. The Committee shall have the power and authority to grant Stock Option awards to eligible persons pursuant to the terms of the Plan.

      The Committee shall have authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom Stock Option awards shall be awarded under the Plan; to determine the size of each such Stock Option award; to determine the time when the Stock Option awards shall be granted; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.

      The Committee also shall have authority, in its discretion, to vary the terms of the Plan to the extent necessary to comply with federal, state or local law.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

      All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

4.    Common Stock Subject to the Plan

4.1 Share Reserve. There shall be reserved and available for issuance under the Plan 3,000,000 shares of Common Stock, subject to such adjustment as may be made pursuant to Section 14.

4.2 Source of Shares/Reversion of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Except as otherwise provided herein, any shares subject to an option which for any reason expires or is terminated unexercised, becomes unexercisable or is forfeited or otherwise terminated, or surrendered or canceled shall thereafter be available for further Stock Option awards under the Plan. No Stock Option awards may be granted following the end of the Term of the Plan.

4.3 Code Section 162(m) Limitation. The total number of shares of Common Stock for which Stock Options that are subject to the attainment of performance criteria to protect against the loss of deductibility under Section 162(m) of the Code may be granted to any Participant during any twelve-month period shall not exceed 200,000 in the aggregate, subject to adjustment pursuant to Section 14.

5.    Eligibility to Receive Stock Option

      Stock Option awards may be granted to any employee, director, or officer of, or advisor or consultant to, the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company's securities. Subject to the preceding sentence, the Committee shall have the sole authority to select the persons to whom an award of Stock Options is to be granted hereunder and to determine the award to be granted to each such person.

6.    Stock Options

      A Stock Option shall be subject to the following terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

6.1 Option Price. The Stock Option exercise price shall be fixed by the Committee and shall be equal to 100 percent of the Fair Market Value of the shares of Common Stock subject to the Stock Option at the time the option is granted. No Stock Option exercise price shall be re-priced or adjusted upward or downward other than as provided for in Section 14.

6.2 Vesting Period. No Stock Option may be exercised during the first year after its date of grant. After the first anniversary of the date of grant, Stock Options may be exercised as to not more than 40 percent of the shares of Common Stock available for purchase under the Stock Options and, after each of the second, third and fourth anniversaries of the date of grant, it may be exercised as to not more than an additional 20 percent of such shares plus any shares as to which the Stock Option might theretofore have been exercisable but shall not have been exercised. All Stock Options shall be fully vested and exercisable after the fourth anniversary of the date of grant.

6.3 Exercise Term. Subject to Section 6.2, each Stock Option may be exercised in whole or in part, and from time to time, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof.

6.4 Payment for Shares. A Stock Option shall be deemed to be exercised when notice of such exercise has been given to the Company by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company or its designated agent. No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company or its designated agent receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock is issued, except as provided in Section 14 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

6.5 Rights upon Termination of Continuous Service. In the event that a Participant's Continuous Service terminates for any reason, other than death or Disability, the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date 90 days after the effective date of such termination of Continuous Service, or such other date as otherwise determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option. To the extent the Participant was not entitled to exercise the Stock Option at the time of termination of Continuous Service, or if the Participant does not exercise the Stock Option within the time specified herein, such Stock Option shall terminate.

      Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under the Stock Option, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under the Plan upon exercise of the Stock Option if the Committee shall determine in its sole discretion that the Participant's Continuous Service shall have been terminated for cause, including, but not limited to, the Participant having engaged or may engage in employment or activities competitive with the

      Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event event of such determination, the Participant (or any successor or legal representative) shall have no right under such Stock Option to purchase any shares of Common Stock regardless of whether the Participant (or any successor or legal representative) shall have delivered a notice of exercise prior to the making of such determination. Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5, which has the effect of eliminating the Company's obligation to sell or deliver shares of Common Stock under such Stock Option.

      In the event that a Participant's Continuous Service terminates because such Participant either dies or is determined by the Committee to have a Disability prior to the expiration of the Stock Option and without the Participant's having fully exercised the Stock Option, the Participant or his successor or legal representative shall be fully vested in the Stock Option and shall have the right to exercise the Stock Option until the earlier of (i) the date twelve months following such event, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option. If the Participant does not exercise the Stock Option within the time specified herein, such Stock Option shall terminate.

7.    No Stock Option Re-Pricing

      Neither the Board nor the Committee shall re-price or adjust upward or downward the exercise price of any Stock Option, other than as provided for in
Section 14.

8.    Rights of a Stockholder

      The recipient of any Stock Option award under the Plan shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to the recipient.

9.    No Right to Continue Employment or Service

      Nothing in the Plan or any Stock Option award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or any Subsidiary in the capacity in effect at the time the award was granted or shall affect the right of the Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or advisor pursuant to the terms of such consultant's or advisor's agreement with the Company or any Subsidiary, or (iii) the service of a director pursuant to the charter and bylaws of the Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company or any Subsidiary is incorporated, as the case may be.

10.   Withholding

      The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Option shall be subject to applicable foreign, federal, state and local withholding tax requirements. Foreign, federal, state and local withholding tax due under the terms of the Plan shall be paid by the Participant.

11.   Indemnification

      No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

12.   Non-Assignability

      No Stock Option award under the Plan shall be assignable or transferable by the recipient thereof except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time. No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit.

13.   Nonuniform Determinations

      The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, and the terms and provisions of such awards) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Option awards under the Plan, whether or not such persons are similarly situated.

14.   Adjustments

      In the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee shall make appropriate adjustments in (A) the aggregate number of shares of Common Stock (i) reserved for issuance under the Plan, (ii) for which grants may be made to any Participant, and (iii) covered by outstanding unexercised grants denominated in shares or units of Common Stock; (B) the exercise price applicable to outstanding Stock Option awards or grants; and (C) shall make such other adjustments as may be appropriate under the circumstances; provided that the number of shares subject to any award or grant always shall be a whole number.

15.   Provisions Relating to Sale Events.

      (a) The Company, at its option, may give each Participant at least ten business days written notice (or, if such notice period is not practicable, such shorter notice period as the Company determines in good faith is practicable) prior to the anticipated date of the consummation of a Sale Event. Upon receipt of such notice, and for a period of five business days thereafter (or such other period as may be specified in the Company's notice with respect to the Sale Event), each Participant will be permitted to exercise, in whole or in part, the unexercised portion of each Stock Option held by such Participant in accordance with the terms and conditions of the Plan and the award agreement relating such Option.

      (b) Upon the consummation of the Sale Event, all Options will be canceled and forfeited to the extent they have not been exercised in accordance with the provisions of Section 15(a).

      (c) If the Sale Event is not consummated, all Options exercised pursuant to the Company's notice of the Sale Event will be deemed not to have been exercised and will thereafter be exercisable to the same extent and on the same terms and conditions as if notice of the Sale Event had not been given by the Company.

      (d) In lieu of delivering notice of a Sale Event pursuant to the provisions of Section 15(a), the Company, at its option, may cause the successor or acquiring corporation in connection with any Sale Event or, if applicable, the corporate parent of any such corporation (the "Successor Corporation"), to assume in writing the obligations of the Company under the Plan and the outstanding Stock Options awarded pursuant to the Plan. In such event, the number and kind of shares acquirable upon the exercise of the Stock Options and the exercise price applicable thereto will be adjusted appropriately and the Stock Options as so adjusted will be deemed solely to represent rights to acquire shares of the Successor Corporation in the manner provided in the agreements between the Company and the Successor Corporation.

16.   Termination and Amendment

      The Board may terminate or amend the Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the Company. No amendment, termination or modification of the Plan shall affect any Stock Option award theretofore granted in any material adverse way without the consent of the recipient.

17.   Severability

      If any of the terms or provisions of this Plan, or awards made under this Plan, conflict with the requirements of Section 162(m) of the Code with respect to awards subject to, or governed by, Section 162(m) of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) of the Code. If this Plan does not contain any provision required to be included herein under Section 162(m) of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein.

18.   Effect on Other Plans

      Participation in this Plan shall not affect a Participant's eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any Stock Option awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary.

19.   Effective Date of the Plan

      The Plan shall become effective on October 26, 2000, but no Stock Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company at the next annual meeting to be held in 2001, or any adjournment thereof. If the Plan is not approved by the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented at the meeting and entitled to vote thereon, the Plan shall not be, or become, effective and any Stock Options granted under the Plan prior thereto shall terminate and shall become null and void.

20.   Governing Law

      This Plan and all agreements executed in connection with the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflicts of law doctrine.

21.   Gender and Number

      Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

22.   No Strict Construction

      No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any award granted under the Plan, or any rule, regulation or procedure established by the Committee.

23.   Plan Provisions Control

      The terms of the Plan govern all awards granted under the Plan, and in no event will the Committee have the power to grant any award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

24.   Headings

      The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

OUTSIDE OF BACK COVER



MAP TO MICHIGAN STATE UNIVERSITY MANAGEMENT EDUCATION CENTER - LOCATION OF THE ANNUAL MEETING

                        ENERGY CONVERSION DEVICES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on February 22, 2001 at 10:00 a.m. (E.S.T.) and any and all adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

      The Board of Directors of the Company recommends a vote FOR Proposals 1, 2, and 3.


PLEASE VOTE, DATE AND SIGN ON REVERSE AN RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.


Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                            ENERGY CONVERSION DEVICES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. The matters you are asked to vote upon are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, February 22, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Energy Conversion Devices, Inc.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------
       ENERGY CONVERSION DEVICES, INC.
--------------------------------------
Mark box at right if an address change   [ ]
or comment has been noted on the reverse side of this card.

Mark box at right if you plan to Attend [ ] the Annual Meeting.

CONTROL NUMBER:
RECORD DATE SHARES:


1. Election of Directors.
   Nominees as Directors:

(01) Stanford R. Ovshinsky, (02) Iris M.                 For   Withhold  For All
M. Ovshinsky, (03) Robert C. Stempel,                    All   For All   Except
(04) Nancy M. Bacon, (05) Umberto  Colombo,              [ ]     [  ]     [ ]
(06) Subhash K. Dhar, (07) Hellmut Fritzsche,
(08) Tyler Lowrey, (09) Walter J. McCarthy, Jr.,
(10) Florence I. Metz, (11) James R. Metzger,
(12) Stanley K. Stynes, and (13) William M. Wicker

If you do not wish to direct the voting of your shares
"For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.  Proposal to approve the appointment of              For    Against   Abstain
    Deloitte & Touche LLP as independent                [ ]      [ ]       [ ]
    accountants for the fiscal year ending
    June 30, 2001.

3.  Proposal to consider and vote upon the              For    Against   Abstain
    Company's 2000 Non-Qualified Stock Option           [ ]      [ ]       [ ]
    Plan.

4.  In their discretion, the Proxies are
    authorized to vote upon such other
    business as may properly come before
    the Meeting.


Please be sure to sign and date this Proxy.   Date  ------------------


--------------------------              ---------------------------
  Stockholder sign here                      Co-owner sign here

DETACH CARD                                                         DETACH CARD

        Vote by Telephone                           Vote by Internet

It's fast, convenient, and immediate!    It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone     immediately confirmed and posted.

Follow these four easy steps:            Follow these four easy steps:

1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement and Proxy Card.                Statement and Proxy Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxyvote.com/ener
   There is NO CHARGE for this call.

3. Enter your Control Number located     3. Enter your Control Number located
   on your Proxy Card.                      on your Proxy Card.

4. Follow the recorded instructions.     4. Follow the instructions provided.

Your vote is important!                  Your vote is important!
Call 1-877-PRX-VOTE anytime!             Go to http://www.eproxyvote.com/ener
                                         anytime!


   Do not return your Proxy Card if you are voting by Telephone or Internet